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                                                                  EXHIBIT 10.39


                            UNIT REPURCHASE AGREEMENT

         THIS UNIT REPURCHASE AGREEMENT is made as of this 12th day of September, 1995 by and between Boston West, L.L.C., a Delaware limited liability company ("BOSTON WEST"), and Boston Pacific, Inc., a California corporation ("BPI").

         WHEREAS, BPI owns an aggregate of 62,000 Class Units (as defined in the Limited Liability Company Agreement of Boston West); and,

         WHEREAS, in accordance with the terms, conditions and provisions of this Agreement, Boston West desires to repurchase from BPI, and BPI desires to sell to Boston West, 31,000 Class A Units (the "REPURCHASED UNITS").

         FOR GOOD AND VALUABLE CONSIDERATION, the sufficiency and receipt of which is hereby acknowledged, and in consideration of the mutual covenants and agreements set forth herein, the parties hereby agree as follows:

                                    ARTICLE 1
                             REPURCHASE OF THE UNITS

         1.1 TRANSFER OF THE UNITS. On the date hereof, BPI will tender for purchase and sell, transfer, assign, release and convey to Boston West, as provided herein, all of BPI's right, title and interest in the Repurchased Units.

         1.2 PAYMENT. On the date hereof, Boston West shall pay to BPI the sum of Three Hundred Ten Thousand Dollars ($310,000.00) as full payment and satisfaction for the repurchase of the Repurchase Units.

                                    ARTICLE 2
                         REPRESENTATIONS AND WARRANTIES

         2.1 BY BPI. BPI represents and warrants to Boston West that as of the date hereof:

                  2.1.1 AUTHORITY AND RIGHT. BPI has the full power, authority and right to execute and deliver this Agreement, and consummate the transactions contemplated hereby.

                  2.1.2 BINDING AND ENFORCEABLE. This Agreement has been duly and validly executed and delivered by BPI and constitutes a legal, valid and binding agreement of BPI enforceable against BPI in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization




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or other laws affecting the enforcement of creditors' rights generally now or hereafter in effect, and subject to the availability of equitable remedies.

                  2.1.3 OWNERSHIP OF REPURCHASED UNITS. BPI has the absolute right to sell, transfer, assign and convey the Repurchased Units to Boston West, free and clear of all security interests, liens, pledges, encumbrances, adverse claims and demands of every kind or character and subject to no legal or equitable restrictions of any kind.

                  2.1.4 CONSENTS. No consent, approval or other authorization of any third party is required in connection with the execution, delivery and performance by BPI of BPI's obligations under this Agreement, except for those consents which have already been obtained.

         2.2 BY BOSTON WEST. Boston West represents and warrants to BPI that as of the date hereof:

                  2.2.1 AUTHORITY AND RIGHT. Boston West has the full power, authority and right to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

                  2.2.2 BINDING AND ENFORCEABLE. This Agreement has been duly and validly executed and delivered by Boston West and constitutes a legal, valid and binding agreement of Boston West enforceable against BPI in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally now or hereafter in effect, and subject to the availability of equitable remedies.

                  2.2.3 CONSENTS. No consent, approval or other authorization of any third party is required in connection with the execution, delivery and performance by Boston West of Boston West's obligations under this Agreement, except for those consents which have already been obtained.

         2.3 BPI'S CLOSING DOCUMENTS. BPI shall execute and deliver, or cause to be delivered, to Boston West such documents and agreements as may be either reasonable or necessary to carry out the purpose and intention of this Agreement.

         2.4 BOSTON WEST'S CLOSING DOCUMENTS. Boston West shall execute and deliver to BPI such documents and agreements as may be either reasonable or necessary to carry out the purpose and intention of this Agreement.




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                                    ARTICLE 3
                                  MISCELLANEOUS

         3.1 PROMPT DELIVERY OF DOCUMENTS. to the extent that any documents are required to be executed by a party to effectuate this Agreement, the party will execute and deliver the document as promptly as practicable.

         3.2 AMENDMENT. This Agreement cannot be altered, amended, or modified, in any respect, except by a writing duly executed by all of the parties and with the prior written consent of Boston Chicken, inc., which consent will not be unreasonably withheld or delayed.

         3.3 ENTIRE AGREEMENT. This Agreement, including the Exhibits referenced herein, is the entire agreement between the parties with respect to the subject matter hereof and all prior agreements, understandings, oral agreements and writings are expressly superseded hereby.

         3.4 SEVERABILITY. The provisions of this Agreement are severable. If a court of competent jurisdiction rules that any provision of this Agreement is invalid or unenforceable, the court's ruling will not effect the validity and enforceability of the other provisions of this Agreement.

         3.5 GOVERNING LAW. this Agreement and the legal relations between the parties shall be governed by and construed in accordance with the internal laws of the State of [Delaware], without giving effect to principles of conflicts of laws.

         3.6 HEADINGS. the title of the various paragraphs in this Agreement are intended solely for convenience of reference, and are not intended and shall not be deemed for any purpose whatsoever to modify, explain or place any construction upon any of the provisions of this Agreement and shall not affect the meaning or interpretation of this Agreement.

         3.7 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]




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         IN WITNESS WHEREOF, the parties hereto have entered into and executed this Unit Repurchase Agreement on the date first indicated above.

                                    BOSTON WEST, L.L.C.,
                                    a Delaware limited liability company

                                    By: /s/  Robin D. Downing
                                        ------------------------------------
                                        Its:       CFO

                                    BOSTON PACIFIC, INC.,
                                    a California corporation

                                    By: /s/  Joseph N. Stein
                                        ------------------------------------
                                        Its:       CFO


         The undersigned agrees that the transaction contemplated by this Agreement shall not be a "Default" as defined in the Secured Loan Agreement dated April 16, 1995.

                                    BOSTON CHICKEN, INC.
                                    a Delaware corporation

                                    By: /s/  Donald J. Bingle
                                        ------------------------------------
                                        Its:   Vice President